Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick Morley, Chief Executive Officer of Carbon Black, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Quarterly Report on Form 10-Q of Carbon Black, Inc. for the quarter ended June 30, 2018 (the “Report”):

(1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Carbon Black, Inc. for the period presented herein.

Date: August 7, 2018	By:	/s/ Patrick Morley
Patrick Morley
President, Chief Executive Officer and Director
(Principal Executive Officer)